UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Emerald Holding, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMERALD VOTE ENDORSEMENT LINE SACKPACK 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 1234567890 Online Go to www.envisionreports.com/EEX or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by May 12, 2021 at 2:00 P.M., Eastern Time. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Annual Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Emerald Holding, Inc. Annual Meeting to be Held on May 12, 2021. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement/Notice of Meeting and Annual Report/10K Wrap are available at: www.envisionreports.com/EEX Easy Online Access — View your proxy materials and vote. Step 1: www.envisionreports.com/EEX. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 27, 2021 to facilitate timely delivery. 2 N O T C O Y 03EEXE

Annual Meeting Notice The 2021 Annual Meeting of Stockholders of Emerald Holding, Inc. will be held on Wednesday, May 12, 2021 at 1:00 P.M., Eastern Time, virtually via the internet at www.meetingcenter.io/298213125. To access the virtual meeting, you must have the 15 digit number that is printed in the shaded bar located on the reverse side of this form. The password for the meeting is EEX2021. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations The Board of Directors recommend a vote FOR the election of the nominees to the Board of Directors and FOR Proposals 2 and 3: 1. Election of Class I Nominees: Anthony Munk and Hervé Sedky as Class I Directors until the Annual Meeting of Stockholders in 2024 or until their successors are duly elected and qualified. 2. Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021. 3. To approve the amendment and restatement of the 2017 Omnibus Equity Plan. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/EEX. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Emerald Holding, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 27, 2021.

EMERALD VOTE ENDORSEMENT LINE SACKPACK 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 1234567890 Online Go to www.envisionreports.com/EEX or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by May 12, 2021 at 2:00 P.M., Eastern Time. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Annual Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Emerald Holding, Inc. Annual Meeting to be Held on May 12, 2021. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement/Notice of Meeting and Annual Report/10K Wrap are available at: www.envisionreports.com/EEX Easy Online Access — View your proxy materials and vote. Step 1: www.envisionreports.com/EEX. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 27, 2021 to facilitate timely delivery. 2 N O T C O Y 03F0XC

Annual Meeting Notice The 2021 Annual Meeting of Stockholders of Emerald Holding, Inc. will be held on Wednesday, May 12, 2021 at 1:00 P.M., Eastern Time, virtually via the internet at www.meetingcenter.io/298213125. To access the virtual meeting, you must have the 15 digit number that is printed in the shaded bar located on the reverse side of this form. The password for the meeting is EEX2021. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations The Board of Directors recommend a vote FOR the election of the nominees to the Board of Directors and FOR Proposals 2 and 3: 1. Election of Class I Nominees: Anthony Munk and Hervé Sedky as Class I Directors until the Annual Meeting of Stockholders in 2024 or until their successors are duly elected and qualified. Election of Preferred Stock Nominees: Lynda Clarizio and David Levin as Preferred Stock Directors until the Annual Meeting of Stockholders in 2022 or until their successors are duly elected and qualified. 2. Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021. 3. To approve the amendment and restatement of the 2017 Omnibus Equity Plan. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/EEX. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Emerald Holding, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 27, 2021.